UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 13, 2024

TITAN INTERNATIONAL, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-12936	36-3228472
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1525 Kautz Road, Suite 600, West Chicago, IL 60185
(Address of principal executive offices, including Zip Code)
(630) 377-0486
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.0001 par value	TWI	New York Stock Exchange

Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
On June 13, 2024, Titan International, Inc. (Titan or the Company) held its Annual Meeting of Stockholders (Annual Meeting) to consider and act upon the following matters:

•Election of Richard M. Cashin Jr., Max A. Guinn, Kim A. Marvin, Mark H. Rachesky, MD, Paul G. Reitz, Anthony L. Soave, Maurice M. Taylor, Jr., and Laura K. Thompson as directors to serve one-year terms and until their successors are elected and qualified.
•Ratification of the selection of BDO USA P.C. by the Board of Directors as the independent registered public accounting firm to audit the Company's financial statements for the year ending December 31, 2024.
•Approval, in a non-binding advisory vote, of the 2023 compensation paid to the Company's named executive officers.
•Stockholder proposal regarding a sale, merger or other disposition of the Company.
Of the 72,870,714 shares of Titan common stock outstanding on the record date, there were a total of 64,653,636 shares of Titan common stock (or 88.72% of total shares outstanding) represented, in person or by proxy, at the Annual Meeting.

Proposal 1: Election of Directors

The following nominees for election to the Titan International, Inc. Board of Directors, Mr. Cashin, Mr. Guinn, Mr. Marvin, Dr. Rachesky, Mr. Reitz, Mr. Soave, Mr. Taylor, and Ms. Thompson were duly elected for a one-year term.

The number of votes cast for or against (or withheld) and the number of broker non-votes with respect to Proposal 1 voted upon, as applicable, are set forth below:

	Shares Voted For	Shares Withheld	Broker Non-Votes
Richard M. Cashin Jr.	43,300,288	17,491,780	3,861,568
Max A. Guinn	34,561,589	26,230,479	3,861,568
Kim A. Marvin	60,212,120	579,948	3,861,568
Mark H. Rachesky, MD	48,825,479	11,966,589	3,861,568
Paul G. Reitz	49,562,633	11,229,435	3,861,568
Anthony L. Soave	47,142,454	13,649,614	3,861,568
Maurice M. Taylor, Jr.	49,219,119	11,572,949	3,861,568
Laura K. Thompson	48,912,477	11,879,591	3,861,568

Proposal 2: Ratification of Independent Registered Public Accounting Firm of BDO USA P.C.

The selection of BDO USA P.C. as the independent registered public accounting firm to audit the Company's financial statements for the year ending December 31, 2024 was ratified by the following vote:

Shares Voted For	Shares Against	Shares Abstaining	Broker Non-Votes
64,281,040	314,719	57,877	—
Proposal 3: Non-Binding Advisory Vote of the 2023 Compensation Paid to the Named Executive Officers

The non-binding advisory resolution on 2023 executive compensation was approved by the following vote:

Shares Voted For	Shares Against	Shares Abstaining	Broker Non-Votes
43,057,471	17,509,852	224,745	3,861,568

Proposal 4: Stockholder proposal regarding a sale, merger or other disposition of the Company

The stockholder proposal regarding a sale, merger or other disposition of the Company was not approved by the following vote:

Shares Voted For	Shares Against	Shares Abstaining	Broker Non-Votes
1,429,087	58,062,460	1,300,521	3,861,568

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN INTERNATIONAL, INC.
(Registrant)

Date:	June 14, 2024	By:	/s/ DAVID A. MARTIN
David A. Martin
SVP and Chief Financial Officer